Exhibit 10.2

ELEVENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS ELEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), effective as of the 7th day of November, 2012 (the “Effective Date”), is entered into by and among MAGNUM HUNTER RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), the guarantors party hereto (the “Guarantors”), the lenders party hereto (the “Lenders”) and BANK OF MONTREAL, as administrative agent for the Lenders (the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement dated April 13, 2011 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement; and

WHEREAS, said parties are willing to so amend the Credit Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Guarantors, the Lenders and the Administrative Agent agree as follows:

1.                                      Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2.                                      Amendments to Section 1.02.

(a)                                 Section 1.02 of the Credit Agreement is hereby amended to restate the definition of “Non-Conforming Borrowing Base” in its entirety as follows:

“Non-Conforming Borrowing Base” means an amount included in the Borrowing Base from and after the Eleventh Amendment Effective Date through and including June 30, 2013 equal to the amounts set forth in Section 2.07(a)(iii) and (iv).  The Non-Conforming Borrowing Base shall not be subject to Scheduled Redeterminations or Interim Redeterminations.

(b)                                 Section 1.02 of the Credit Agreement is hereby amended to add the following new definitions in proper alphabetical order:

“Eleventh Amendment Effective Date” means November 7, 2012.

“VIRCO Borrowing Base Increase Date” means the date on which the conditions set forth on Schedule 1.01D are satisfied.

3.                                      Amendment to Section 2.07(a).  Section 2.07(a) of the Credit Agreement is hereby amended to restate subsection (iii) thereof in its entirety and add a new subsection (iv) as follows:

“(iii)                         On the Eleventh Amendment Effective Date, the Conforming Borrowing Base shall be equal to $310,000,000 and the Non-Conforming Borrowing Base shall be equal to $45,000,000.  Upon the issuance of any Senior Notes after the Eleventh Amendment Effective Date, the Conforming Borrowing Base shall be automatically reduced by $0.25 for each $1.00 of the aggregate principal amount of such Senior Notes.  The Non-Conforming Borrowing Base shall be automatically reduced as follows (each, a “Non-Conforming Borrowing Base Reduction Event”):

(A)                               upon the issuance of Senior Notes after the Eleventh Amendment Effective Date, by the aggregate principal amount of such Senior Notes on a dollar-for-dollar basis;

(B)                               upon the receipt of proceeds in excess of $15,000,000 after the Eleventh Amendment Effective Date from any asset sale permitted under Section 9.11(d), by the entire aggregate amount of such proceeds on a dollar-for-dollar basis; provided that, for purposes of this clause (B) only, sales made by the Borrower or its Restricted Subsidiaries in the ordinary course of their partnership drilling programs shall not constitute “asset sales”;

(C)                               upon any increases in the Conforming Borrowing Base after the VIRCO Borrowing Base Increase Date, by the amount of such increase on a dollar-for-dollar basis; and

(D)                               on July 1, 2013, to $0.

(iv)                              Upon the VIRCO Borrowing Base Increase Date, the Conforming Borrowing Base shall increase by $15,000,000 and the Non-Conforming Borrowing Base shall increase by $5,000,000.  Upon the issuance of any Senior Notes after the Eleventh Amendment Effective Date, the Conforming Borrowing Base shall be automatically reduced by $0.25 for each $1.00 of the aggregate principal amount of such Senior Notes.  The Non-Conforming Borrowing Base shall be automatically reduced upon the occurrence of any Non-Conforming Borrowing Base Reduction Event.  Notwithstanding anything contained herein to the contrary, the Non-Conforming Borrowing Base shall never be greater than 15.4% of the Conforming Borrowing Base.”

4.                                      Amendment to Section 3.04(c).  Section 3.04(c) of the Credit Agreement is hereby amended to restate subsection (vi) thereof in its entirety as follows:

“(vi)                        Except to the extent required by Section 3.04(c)(ii), no prepayments shall be due in connection with any Non-Conforming Borrowing Base Reduction Event.”

5.                                      Amendment to Section 9.01.  Section 9.01 of the Credit Agreement is hereby amended to restate subsection (c) thereof in its entirety as follows:

“(c)                            Total Debt to EBITDAX.  The Borrower will not permit, as of the last day of any fiscal quarter, its ratio of (i) total Debt of the Borrower and the Restricted Subsidiaries as of such date to (ii) EBITDAX of the Borrower and the Restricted Subsidiaries for the trailing four quarter period then ended (such ratio, the “Leverage Ratio”) to exceed (A) 4.5 to 1.0 for the fiscal quarters ending September 30, 2012 and December 31, 2012, (B) 4.25 to 1.0 for the fiscal quarter ending March 31, 2013 and (C) 4.0 to 1.0 for the fiscal quarter ending June 30, 2013 and for each fiscal quarter thereafter.”

6.                                      Amendment to Section 9.02.  Section 9.02 of the Credit Agreement is hereby amended to restate clause (m) thereof in its entirety as follows:

“(m)                       Debt of Alpha Hunter Drilling, LLC, Hunter Real Estate, LLC and Triad Hunter LLC guaranteed by the Borrower in an amount not to exceed $20,000,000 in the aggregate which Debt shall be on terms and conditions reasonably satisfactory to the Administrative Agent and have terms and conditions no more restrictive than the terms and conditions set forth in this Agreement;”.

7.                                      Amendment to Section 9.03.  Section 9.03 of the Credit Agreement is hereby amended to restate clause (g) in its entirety as follows:

“(g)                            Liens on the assets of Unrestricted Subsidiaries securing Debt permitted by Sections 9.02(j) and (m) and Liens on the assets of Alpha Hunter Drilling, LLC and Triad Hunter LLC securing Debt permitted by Section 9.02(m);”.

8.                                      Amendment to Section 9.04.  Section 9.04 of the Credit Agreement is hereby amended to restate clauses (c), (d) and (e) thereof in their entirety as follows:

“(c)                            without limiting the dividends permitted by Section 9.04(b), the Borrower may declare and pay cash dividends on its

Series C, Series D and Series E preferred stock permitted hereunder so long as (i) no Event of Default exists at the time of, or is caused by, such payment, (ii) after giving effect to such payment, availability under the Borrowing Base is equal to or greater than the greater of (x) two and one-half percent (2.5%) of the Borrowing Base then in effect and (y) $5,000,000, and (iii) such dividends do not exceed $40,000,000 in the aggregate in any calendar year;

(d)                                 without limiting the dividends permitted by Section 9.04(b) above, the Borrower may (i) pay cash in lieu of issuing fractional shares of Series C preferred stock in connection with an exchange of outstanding Series C preferred stock for newly issued Series D or Series E preferred stock, (ii) redeem its Series C preferred stock with the proceeds of an issuance by the Borrower of common equity or Series D or Series E preferred stock so long as such redemption takes place as soon as reasonably practicable upon receipt of such proceeds, (iii) redeem its Series D or Series E preferred stock with the proceeds of an issuance by the Borrower of its common equity so long as such redemption takes place as soon as reasonably practicable upon receipt of such proceeds and (iv) pay cash in lieu of issuing fractional shares of Series C, Series D or Series E preferred stock (or the depositary shares evidencing interests in the Series E preferred stock) in connection with an exchange of outstanding Series C, Series D or Series E preferred stock for newly issued common equity;

(e)                                  without limiting the redemptions of its Series C preferred stock permitted by Section 9.04(d)(ii) above, the Borrower may redeem its Series C preferred stock with the proceeds of issuances by the Borrower of its Series D or Series E preferred stock occurring during the six month period prior to the date of any such redemption so long as (i) no Event of Default exists at the time of, or is caused by, such redemption and (ii) after giving effect to such redemption, availability under the Borrowing Base is equal to or greater than ten percent (10%) of the Borrowing Base then in effect, except to the extent such proceeds were previously utilized as Investments pursuant to Section 9.05(q);”.

9.                                      Amendment to Credit Agreement.  The Credit Agreement is hereby amended to add thereto Schedule 1.01D in the form attached to this Amendment.

10.                               Ratification.  Each of the Borrower and the Guarantors hereby ratifies all of its respective obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment.  Except as provided herein, nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is the Borrower nor any Guarantor released from any covenant, warranty or obligation created by or contained herein or therein.

11.                               Representations and Warranties.  The Borrower and Guarantors hereby represent and warrant to the Administrative Agent and the Lenders that (a) this Amendment has been duly executed and delivered on behalf of the Borrower and Guarantors, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof (except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date), (d) no Default or Event of Default exists under the Credit Agreement or under any Loan Document as of the Effective Date and (e) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower and Guarantors.

12.                               Conditions to Effectiveness.  This Amendment shall be effective on the Effective Date upon satisfaction of the following conditions:

(a)                                 the Borrower, the Guarantors and each of the Lenders shall have executed and delivered to the Administrative Agent counterparts of this Amendment;

(b)                                 the Borrower shall have delivered to the Administrative Agent (i) the Reserve Report supporting the redetermination of the Borrowing Base effected by Section 2.07(a)(iii) of the Credit Agreement, as amended hereby, (ii) the related certificate required to be delivered by the Borrower pursuant to Section 8.12(a) and (c) of the Credit Agreement, (iii) any Engineering Reports as shall have been reasonably requested by the Required Lenders in connection with the Reserve Report described in clause (i) above and (iv) title information required to be delivered by the Borrower pursuant to Section 8.13(a) of the Credit Agreement;

(c)                                  the receipt by the Administrative Agent of all items required by Section 8.16 of the Credit Agreement in regard to the designation of Magnum Hunter Marketing, LLC and Viking International Resources Co., Inc. as Restricted Subsidiaries, in each case, in form and substance reasonably satisfactory to the Administrative Agent; and

(d)                                 the Borrower shall have paid to the Administrative Agent and the Lenders all fees and expenses that are due in connection with this Amendment.

13.                               Counterparts.  This Amendment may be signed in any number of counterparts, which may be delivered in original, electronic or facsimile form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

14.                               Governing Law.  This Amendment, all Notes, the other Loan Documents and all other documents executed in connection herewith shall be deemed to be contracts and agreements under the laws of the State of New York and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the laws of New York and of the United States.

15.                               Final Agreement of the Parties.  Any previous agreement among the parties with respect to the subject matter hereof is superseded by the Credit Agreement, as amended by this Amendment.  Nothing in this Amendment, express or implied is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the Effective Date.

BORROWER:

MAGNUM HUNTER RESOURCES
CORPORATION, a Delaware corporation

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

GUARANTORS:

PRC WILLISTON, LLC,
a Delaware limited liability company

By:	Magnum Hunter Resources Corporation,
its sole member

	By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

MAGNUM HUNTER RESOURCES LP,
a Delaware limited partnership

By:	Magnum Hunter Resources GP, LLC,
its general partner

	By:	Magnum Hunter Resources Corporation,
its sole member

		By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

Signature Page to Eleventh Amendment to Credit Agreement

MAGNUM HUNTER RESOURCES GP, LLC,
a Delaware limited liability company

By:	Magnum Hunter Resources Corporation,
its sole member

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

TRIAD HUNTER, LLC,
a Delaware limited liability company

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President

EAGLE FORD HUNTER, INC.,
a Colorado corporation

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Secretary

MAGNUM HUNTER PRODUCTION INC.,
a Kentucky corporation

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

NGAS HUNTER, LLC

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President and Treasurer

Signature Page to Eleventh Amendment to Credit Agreement

MHR CALLCO CORPORATION,
a corporation existing under the laws of the Province of Alberta

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President

MHR EXCHANGECO CORPORATION,
a corporation existing under the laws of the Province of Alberta

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President

WILLISTON HUNTER CANADA, INC.,
a corporation existing under the laws of the Province of Alberta

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President and Chief Financial Officer

WILLISTON HUNTER INC.,
a Delaware corporation

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President and Chief Financial Officer

Signature Page to Eleventh Amendment to Credit Agreement

WILLISTON HUNTER ND, LLC,
a Delaware limited liability company

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President and Treasurer

BAKKEN HUNTER, LLC,
a Delaware limited liability company

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President

MAGNUM HUNTER MARKETING, LLC,
a Delaware limited liability company

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President and Treasurer

VIKING INTERNATIONAL RESOURCES CO., INC.,
a Delaware limited liability company

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President and Treasurer

Signature Page to Eleventh Amendment to Credit Agreement

ADMINISTRATIVE AGENT AND LENDER:

BANK OF MONTREAL

By:	/s/ Gumaro Tijerina
Gumaro Tijerina
Director

Signature Page to Eleventh Amendment to Credit Agreement

LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Nancy M. Mak
Name:	Nancy M. Mak
Title:	Senior Vice President

Signature Page to Eleventh Amendment to Credit Agreement

LENDER:

CITIBANK, N.A.

By:	/s/ Phillip R. Ballard
Name:	Phillip R. Ballard
Title:	Vice President

Signature Page to Eleventh Amendment to Credit Agreement

LENDER:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Michael Getz
Name:	Michael Getz
Title:	Vice President

By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

Signature Page to Eleventh Amendment to Credit Agreement

LENDER

ROYAL BANK OF CANADA

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

Signature Page to Eleventh Amendment to Credit Agreement

LENDER:

UBS LOAN FINANCE LLC

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director

Signature Page to Eleventh Amendment to Credit Agreement

LENDER

ABN AMRO CAPITAL USA LLC

By:	/s/ David L. Montgomery
Name:	David L. Montgomery
Title:	Director

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

Signature Page to Eleventh Amendment to Credit Agreement

LENDER

BANK OF AMERICA, N.A.

By:	/s/ Michael Clayborne
Name:	Michael Clayborne
Title:	Assistant Vice President

Signature Page to Eleventh Amendment to Credit Agreement

LENDER:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Paul J. Pace
Name:	Paul J. Pace
Title:	Senior Vice President

Signature Page to Eleventh Amendment to Credit Agreement

LENDER:

SUNTRUST BANK

By:	/s/ Yann Pirio
Name:	Yann Pirio
Title:	Director

Signature Page to Eleventh Amendment to Credit Agreement

LENDER:

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Mark A. Serice
Name:	Mark A. Serice
Title:	Senior Vice President

Signature Page to Eleventh Amendment to Credit Agreement

LENDER:

CREDIT SUISSE AG, Cayman Islands Branch

By:	/s/ Christopher Reo Day
Name:	Christopher Reo Day
Title:	Vice President

By:	/s/ Michael Spaight
Name:	Michael Spaight
Title:	Associate

Signature Page to Tenth Amendment to Credit Agreement

LENDER:

GOLDMAN SACHS BANK USA

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

Signature Page to Tenth Amendment to Credit Agreement

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

		Maximum Credit
Name of Lender	Applicable Percentage	Amount

Bank of Montreal	11.500%	$86,250,000

Capital One, N.A.	10.000%	$75,000,000

Citibank, N.A.	8.250%	$61,875,000

Deutsche Bank Trust Company Americas	8.250%	$61,875,000

Goldman Sachs Bank USA	8.250%	$61,875,000

Royal Bank of Canada	8.250%	$61,875,000

UBS Loan Finance LLC	8.250%	$61,875,000

ABN AMRO Capital USA LLC	7.250%	$54,375,000

Bank of America, N.A.	7.250%	$54,375,000

KeyBank National Association	7.250%	$54,375,000

SunTrust Bank	7.250%	$54,375,000

Credit Suisse AG	5.500%	$41,250,000

Amegy Bank National Association	2.750%	$20,625,000

TOTAL	100.000000000%	$750,000,000.00

SCHEDULE 1.01D

1.                                      The Administrative Agent shall have received title information and Security Instruments covering the Oil and Gas Properties acquired as a result of the acquisition of Viking International Resources Co., Inc. (the “VIRCO Properties”) to the extent required by Sections 8.13 and 8.14 of the Credit Agreement.

2.                                      The Administrative Agent shall have received a certificate of insurance coverage of the Borrower evidencing that the Borrower is carrying insurance in respect of the VIRCO Properties in accordance with Section 7.12 of the Credit Agreement.

3.                                      No Default or Event of Default shall have occurred and be continuing.